Ex 10.2

RUBY TUESDAY, INC.
NON-QUALIFIED STOCK OPTION AWARD

                THIS AWARD is made as of the Grant Date by RUBY TUESDAY, INC. (the “Company”) to ____________________________________________ (the “Optionee”). Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: __________________.

B.	Type of Option: Non-Qualified Stock Option.

C.	Plan (under which Option is granted): Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors.

D.	Option Shares: All or any part of 8,000 shares of the Company’s common stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions

E.	Exercise Price: $________ per share which is the Fair Market Value, as defined in the Plan, of a share of Common Stock determined as of the Grant Date.

F.	Option Period: The Option may be exercised only as to Vested Option Shares during the Option Period, which commences on the Grant Date and ends on the fifth (5th) anniversary of the Grant Date, except as provided in the attached Terms and Conditions. Note that other restrictions to exercising the Option described in the attached Terms and Conditions may apply.

G.	Vested Option Shares: All Option Shares become Vested Option Shares on the thirty (30)-month anniversary of the Grant Date provided that the Optionee continues to serve upon the Board of Directors on such date. All or a portion of the Option Shares may become Vested Option Shares on an earlier date as provided in the attached Terms and Conditions.

IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

RUBY TUESDAY, INC.
By:_________________________
Title:__________________________

TERMS AND CONDITIONS TO THE
NON-QUALIFIED STOCK OPTION AWARD
UNDER THE RUBY TUESDAY, INC.
STOCK INCENTIVE AND DEFERRED COMPENSATION
PLAN FOR DIRECTORS

    1.        Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors, the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of:

(a)        a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

(b) payment to the Company of the Exercise Price multiplied by the number of shares being purchased (the “Purchase Price”) in the manner provided in Section 4.

Upon acceptance of such notice and receipt of payment in full of the Purchase, the Company shall cause to be issued a certificate representing the Option Shares purchased.

    2.        Vested Option Shares. Option Shares generally become Vested Option Shares on the thirty (30)-month anniversary of the Grant Date if the Optionee continues to serve upon the Board of Directors on such date. However, all or a portion of Option Shares will become Vested Option Shares on an earlier date as follows:

(a)        in the event the Optionee’s service as a director of the Company terminates due to Disability, retirement (at or after age fifty (50) upon expiration of any normal term of appointment) or death, all Option Shares shall become Vested Option Shares on the date of the termination of service;

(b)        in the event the Optionee’s service as a director of the Company is terminated involuntarily other than due to Cause, a portion of the Option Shares, equal to the total number of Option Shares multiplied by the number of Optionee’s completed full months of service with the Company as a director from the Grant Date until the date of such termination of service and divided by thirty (30), shall become Vested Option Shares on the date of the termination of service; and

(c)        all Option Shares shall become Vested Option Shares on the date specified by the Committee prior to a Change in Control, unless the Committee elects to cash out the Option in any manner consistent with Section 7.1(b) below and Section 7.1(b) of the Plan.

    3.        Early Expiration of Option Period. As for Option Shares that have or will not become Vested Option Shares in accordance with Section 2 above, the Option Period shall expire upon the Optionee’s termination of service as a director of the Company. As for Vested Option Shares, the Option Period will expire on the fifth anniversary of the Grant Date or, if earlier, as follows:

(a)        in the event of Optionee’s voluntary termination of service as a director of the Company or involuntary termination of service as a director of the Company, other than for Cause, the Option Period shall expire ninety (90) days following the last day of Optionee’s service upon the Board of Directors; and

(b)        in the event of the Optionee’s termination of service as a director of the Company for Cause, the Option Period shall expire fifteen (15) days following the last day of Optionee’s service upon the Board of Directors.

    4.        Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or, alternatively, as follows:

(a)        by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six months prior to the date of the Option’s exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or

(b)        by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee (defined in the Plan) of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

    5.        Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or this Award otherwise provides.

    6.        Restriction on Transfer of Option and of Option Shares.

(a)        The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability by his personal representative) and after his death, only by his personal representative; provided, however, that the Chairperson of the Committee may (but need not) permit other transfers where the Chairperson concludes that such transferability (i) does not result in accelerated taxation; and (ii) is otherwise appropriate and desirable, taking into account any federal or state tax or securities laws or accounting consequences applicable to transferable options.

(b)        The Optionee may not assign or transfer, except by will or the laws of descent and distribution, any Option Shares, unless and until the Optionee attains the Target Ownership Level in effect as of the Ownership Level Measurement Date coincident with the Grant Date or any subsequent Ownership Level Measurement Date. Transfer restrictions imposed under this Section 6(b) shall remain in effect until the earlier of (i) the date they may be removed pursuant to the foregoing provisions of this Section 6(b) or (ii) the Participant’s death. Certificates reflecting Option Shares issued upon the exercise of any portion of the Option shall bear an appropriate legend reflecting these transfer restrictions, to the extent applicable, as determined by the provisions of this Section 6(b).

    7.        Changes in Capitalization; Merger; Liquidation.

(a)        The number of Option Shares and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend (including, but not limited to, an extraordinary stock dividend such as a spin-off) in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company.

(b)        If the Company shall be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase or receive the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the Exercise Price. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation. In the event of a sale of substantially all of the Common Stock or property of the Company or the merger or consolidation of the Company into another corporation where the purchaser does not agree to the assumption of the Option, the Committee shall be authorized to terminate the Option in consideration of the payment to the Optionee of the difference between the then Fair Market Value of the Common Stock subject to the unexercised portion of the Option and the aggregate Exercise Price.

(c)        The existence of the Plan and the Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

    8.        Special Limitation on Exercise. Any exercise of the Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the delivery of shares thereunder, the delivery of any or all shares pursuant to the Option may be withheld unless and until such listing, registration or qualification shall have been effected. The Optionee shall deliver to the Company, prior to the exercise of the Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

    9.        Legend on Stock Certificates.  Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Award and in the Plan.

   10.        Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, no Option may be exercised except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Optionee resides, and/or any other applicable securities laws.

   11.        Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

   12.        Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

   13.        Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

   14.        Entire Agreement. Subject to the terms and conditions of the Plan, this expresses the entire understanding and agreement of the parties.

   15.        Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of this Award and shall be void and without effect.

   16.        Headings. Section headings used herein are for convenience of reference only and shall not be considered in construing this Award. Capitalized terms used, but not defined, herein shall be given the meaning ascribed to them in the Plan.

   17.        Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

   18.        Right to Remove Director. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued directorship.

EXHIBIT 1

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
RUBY TUESDAY, INC.

Name ______________________________ Address ____________________________ ___________________________________ Date _______________________________

Ruby Tuesday, Inc.
150 West Church Avenue
Maryville, Tennessee 37801

Re: Exercise of the Non-Qualified Stock Option

Gentlemen:

        Subject to acceptance hereof in writing by Ruby Tuesday, Inc. (the “Company”) pursuant to the provisions of the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors (the “Plan”), I hereby give at least ten days but not more than thirty days prior notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the “Award”) pursuant to the Plan dated as of ____________. The purchase shall take place as of __________, 20___ (the “Exercise Date”).

        On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Ruby Tuesday, Inc.

[ ] by delivery of a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

[ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

        EXHIBIT 1 to Non-Qualified Stock Option Award – Page 1

[ ] by delivery of the purchase price by ________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

        As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

        If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

        The shares of the Common Stock being acquired by me will be acquired for my own account for investment and not with a view to any further distribution thereof;

        I understand that the Common Stock will be issued and sold to me without registration under the 1933 Act and of applicable state laws and I must hold the shares indefinitely unless such shares are subsequently registered under such laws or an exemption from registration is available;

        The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing or to act in any manner so as to make Rule 144 available with respect to the Common Stock;

        I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

        I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase;

        I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice; and

        EXHIBIT 1 to Non-Qualified Stock Option Award – Page 2

        I understand that mailing or delivery of this notice to you constitutes an irrevocable exercise of the Option as to the number of shares set forth above, creating a binding, legal obligation on my part to purchase the shares.

Very truly yours,
______________________________________

AGREED TO AND ACCEPTED:
RUBY TUESDAY, INC.

By: ____________________________
Title: ___________________________
Number of Shares Exercised: _______________________
Number of Shares Remaining: _______________________	Date:___________________________________

        EXHIBIT 1 to Non-Qualified Stock Option Award – Page 3